                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  JANUARY 26, 1998


                                 CML Group, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-12628                                        04-2451745
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


524 Main Street
Acton, Massachusetts                                      01720
----------------------------------------                 --------
(Address of Principal Executive Offices)                 Zip Code


                                 (978) 264-4155
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

        On January 26, 1998, CML Group, Inc. (the "Company") announced that its Board of Directors is conducting a comprehensive review of the Company's strategic alternatives. In conjunction with that review, the Company has engaged Lehman Brothers to assist in identifying and evaluating opportunities for maximizing shareholder value, including possible sale, recapitalization, and/or joint venture opportunities for the Company and/or its two operating divisions. The Company also announced a number of organizational changes undertaken in conjunction with the strategic review.

        The foregoing description of the announcement is qualified in its entirety by reference to the full text of the Company's press release which is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        Not applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION.

        Not applicable.

        (c)     EXHIBITS.

        See Exhibit Index attached hereto.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 27, 1998             CML GROUP, INC.
                                   --------------------------------------------
                                                  (Registrant)


                                   By: /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Glenn E. Davis
                                       Vice President, Finance, Chief Financial
                                       Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit
Number                     Description
------                     -----------


99       Press Release dated January 26, 1998.